U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             OMNINET MEDIA.COM, INC.
                         (Name of Small Business Issuer)

Date of Report (Date of earliest event reported) July 27, 2000


     Nevada                   000-28935                   880398783
(State or Other              (Commission              (I.R.S. Employer
 Jurisdiction of              File No.)                Identification
 Incorporation or                                      Number)
 Organization)

      7825 Fay Avenue, Suite 200, La Jolla, CA               92037
      (Address of Principal Executive Offices)             (Zip Code)

                                 (858) 456-5588
                         (Registrant's Telephone Number)

Item 8.  Change in Fiscal Year.

On September 15, 2000 the Board of Directors adopted a resolution changing the fiscal year of the registrant from December 31 to August 31. A report covering the transition period from January 1, 2000 through August 31, 2000 will be filed by the registrant on Form 10-KSB.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OMNINET MEDIA.COM, INC.



                                                By: /s/ James A. Graves
                                                   --------------------------
                                                   James A. Graves, Secretary
                                                   and Director


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